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                                                                    Exhibit 10.5


         THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL, TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            QUESTRON TECHNOLOGY, INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT

I.       GRANT OF OPTION

         Questron Technology, Inc., a Delaware corporation (the "Company" or "Questron") hereby grants to Malcolm Tallmon (the "Optionee"), an option to purchase an aggregate of 37,500 shares of common stock, par value $0.001 per share ("Common Stock"), of the Company at a price of $3.625 per share (the "Exercise Price per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement.

II.      EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION

         A. VESTING OF OPTION. The Option shall vest in its entirety on the date hereof.

         B. EXERCISABILITY OF OPTION. All Options are vested and are immediately exercisable. Notwithstanding the foregoing, the Option shall not be exercisable unless such exercise is in compliance with the Act, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange or interdealer quotation system on which the shares of Common Stock may be listed or included for quotation.

         C. EXPIRATION DATE. Except as otherwise provided in this Option Agreement, the Option may not be exercised after May 7, 2000

         D. EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, the Option shall be exercised by the Optionee's delivery of a written Notice of Exercise to the Secretary of the Company in the form attached hereto. The Optionee may not purchase less than the total number of shares of Common Stock covered hereby.


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III.     PAYMENT OF EXERCISE PRICE; RESTRICTIONS ON EXERCISE.

         Payment of the Exercise Price per Share for the shares of Common Stock purchased upon exercise of the Option (the "Option Shares") shall be made by delivery to the Company of the Exercise Price, payable as follows: (i) $28,776.44 in cash (by certified check) on or before the time of exercise, and
(ii) delivery to the Company of an executed Release as set forth in the form of Notice of Exercise attached hereto.

IV.      DELIVERY OF SHARES.

         The Company shall, upon payment of the Exercise Price per Share for Option Shares paid for, make prompt delivery of such Option Shares to the Optionee. No Option Shares shall be issued and delivered upon exercise of an Option unless and until, in the option of counsel for the Company, any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange or interdealer quotation system on which stock of the same class is then traded or included for quotation, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required to determine whether such exercise would constitute a violation of any applicable law or regulation. If it is determined pursuant to this Section IV that an Option may not be exercised, then the Company must return to the Optionee, within one business day, any payment made by the Optionee to the Company with respect to such Option.

V.       NON-TRANSFERABILITY OF OPTION.

         The Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall an such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

VI.      RIGHTS AS A STOCKHOLDER.

         The Optionee shall have no rights as a stockholder with respect to any Option Shares unless and until a certificate representing such shares is duly issued to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.


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VII.     RECAPITALIZATION.

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, an appropriate and proportionate adjustment may be made in the number and kind of shares and in the number, kind, and per share exercise price, of shares subject to unexercised Option or portions thereof granted prior to such adjustment.

VIII.    REORGANIZATION.

         In the event that (i) there is a reorganization or liquidation of the Company, prior to the expiration date of the Option or termination of this Option Agreement, the Company shall, with respect to the Option or any unexercised portion hereof, as to outstanding Options, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of any such outstanding Options by the substitution on an equivalent basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the shares of Common Stock of the Company (provided that no additional benefits shall be conferred upon Optionee as a result of such substitution), or (y) upon written notice to the Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated, or (z) upon written notice to the Optionee, provide that all unexercised Options shall be purchased by the Company or its successor within a specified number of days of the date of such notice at a purchase price equal to the difference between the aggregate Exercise Price per Share of the Option over the Book Value per Share (as of any date means the book value per share of Common stock as of such date, as reflected in the regularly prepared consolidated financial statements of the Company prepared in accordance with generally accepted accounting principles consistently applied) of the shares of Common Stock underlying the Option as of the close of business on the last day of the fiscal year of the Company immediately preceding the purchase or fair market value, calculated on the basis of the average last reported sale price for the Company's Common Stock for the five (5) trading days ending on the third trading day immediately prior to such date, whichever is greater. Any Option or portion thereof purchased by the Company in this manner shall be canceled and shall have no further force or effect.

IX.      WITHHOLDING TAXES.

         The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements with respect to the Option.

X.       OPTIONEE REPRESENTATIONS; LEGEND

         A. REPRESENTATIONS.  The Optionee


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                  (i) represents and warrants that the Option and any Option
         Shares (together, the "Securities") are being acquired as an investment and not with a view to the distribution thereof;

                  (ii) understands that none of the Securities have been registered under the Act, in reliance on an exemption therefrom, and that none of the Securities have been approved or disapproved by the United States Securities and Exchange Commission or by any other Federal or state agency;

                  (iii) understands that none of the Securities can be sold, transferred or assigned unless registered by the Company (which the Optionee has the right to compel) pursuant to the Act and any applicable state securities laws, or unless an exemption therefrom is available, and, accordingly, it may not be possible for the Optionee to liquidate its investment in the Securities, and agrees not to sell, assign or otherwise transfer or dispose of the Securities unless such Securities have been so registered or an exemption from registration is available;

                  (iv) acknowledges that all documents, records and books pertaining to the Company and its business, including, but not limited to, the following documents which have been provided to, and reviewed by, the Optionee: (a) the Company's Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1996, 1997 and 1998, (b) the Company's Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 1999, June 30, 1999 and September 30, 1999 and March 31, 1998, (c) the Company's Proxy Statement, dated October 1, 1999, relating to itsAnnual Meeting of Shareholders, and (d) the Company's Form 8-K and Form 8-K/A dated July 14, 1999 and August 13, 1999, respectively, have been made available to the Optionee and the Optionee's attorney and/or accountant and/or representative. The Optionee has had an opportunity to ask questions and receive answers from the Company concerning the business and assets of and all such questions have been answered to the full satisfaction of the Optionee; and

                  (v) represents and warrants that it is an accredited investor, as that term is defined in Regulation D under the Act.

         B. LEGEND ON STOCK CERTIFICATE. The Optionee understands that, the Option Shares not have been registered under the Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all stock certificates representing Option Shares shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SECURITIES PRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT



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         UNDER THE ACT, (II) THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR
         ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

XI.      REGISTRATION OF OPTION SHARES.

         A.  REGISTRATION STATEMENT.

                  (i) Within 90 days of the date hereof, Questron shall prepare and file under the Act with the Securities and Exchange Commission a registration statement with respect to the Option Shares and use its reasonable best efforts to cause such registration statement to become effective.

                   (ii) Questron shall notify the Optionee of the effectiveness of the registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Optonee set forth in such registration statement.

                  (iii) Questron will use its reasonable best efforts to register or qualify such Option Shares under such other securities or blue sky laws of such jurisdictions as the Optionee reasonably requests (provided Questron shall not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction).

                  (iv) Questron shall notify the Optionee at any time when a prospectus relating thereto is required to be delivered under the Act as amended, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Optionee, Questron shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Option Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                  (v) Questron shall cause the Option Shares to be listed on each securities exchange on which similar securities issued by Questron are then listed.


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

                  (vi) Questron may postpone or suspend for up to 180 days the filing or the effectiveness of a registration statement if the Questron=s board of directors determines in its reasonable good faith judgment that such filing or effectiveness would reasonably be expected to have a material adverse effect on any proposal or plan by Questron or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or any financing transaction.

         B. REGISTRATION EXPENSES. All expenses incident to the Questron=s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Questron and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by Questron, shall be borne by Questron All brokerage commissions or similar selling expenses in connection with the sale by the Optionee of the Option Shares shall be borne by the Optionee.

         C.  INDEMNIFICATION.

                   (i) Questron agrees to indemnify, to the extent permitted by law, the Optionee against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Questron by the Optionee expressly for use therein or by the Optionee's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Questron has furnished the Optionee with a sufficient number of copies of the same.

                  (ii) The Optionee shall furnish to Questron in writing such information and affidavits as Questron reasonably requests for use in connection with the registration statement or prospectus and, to the extent permitted by law, shall indemnify Questron, its directors and officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Optionee; provided that the obligation to indemnify shall be limited to the



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         net amount of proceeds received by the Optionee from the sale of Option
         Shares pursuant to such registration statement.

                  (iii) Any party entitled to indemnification hereunder shall
         (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any party's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

XII.     MISCELLANEOUS

         Except as provided herein, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

         This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions.

         This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Option or rights therein) and the Company.

Date:    March 6, 2000              QUESTRON TECHNOLOGY, INC.




                                    ____________________________________________
                                    By:     Dominic A. Polimeni
                                    Title:  Chairman and Chief Executive Officer
                                    Address:   6400 Congress Avenue
                                               Suite 2000
                                               Boca Raton, Florida 33487



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                                    OPTIONEE



                                    _____________________________________
                                    Malcolm Tallmon
                                    Address: c/o Fortune Industries, Inc.
                                             3408 South Jones
                                             Fort Worth, Texas 76110



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                               NOTICE OF EXERCISE
                            Questron Technology, Inc.

                        Date of Exercise: _______________

Ladies and Gentlemen:

         This constitutes notice under the nonstatutory stock option dated March 6, 2000 (the "Option") that I elect to purchase the number of shares for the price set forth below.

         Number of shares as
         to which option is exercised:      37,500

         Certificate to be
         issued in name of:         MALCOLM TALLMON

         Total exercise price: $135,937.50

         Cash payment delivered
         herewith: $28,776.44

         Additional consideration delivered herewith:  The Release below below

         Value of Release $107,161.06

         RELEASE

         In payment of $107,161.06 of the exercise price of the Option, I hereby waive, release, cancel, discharge and relinquish any and all obligations, judgments, liens, claims, debts, demands, causes of action, rights and interests (whether known or unknown, choate or inchoate), that are now owned, claimed or held or which may hereafter be owned, claimed or held by the undersigned against Questron Technology, Inc., including any and all payment obligations, as a result of, in connection with, or otherwise relating to the Stock Purchase Agreement by and among Questron Technology, Inc., Fortune Industries, Inc. and the stockholders of Fortune Industries, Inc., dated as of June 12, 1998, as amended, and all such payment obligations are hereby fully and finally paid and satisified.



                                                 ___________________________
                                                 MALCOLM TALLMON




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